UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                      ----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): July 19, 2004



                            REHABCARE GROUP, INC.
            (Exact name of registrant as specified in its charter)


      Delaware                       0-19294                    51-0265872
   (State or other              (Commission File             (I.R.S. Employer
   jurisdiction of                   Number)                  Identification
   incorporation)                                                 Number)



   7733 Forsyth Boulevard
         Suite 2300
    St. Louis, Missouri                                          63105
(Address of principal executive offices)                      (Zip Code)



      Registrant's telephone number, including area code: (314) 863-7422

Item 7.        Financial Statements and Exhibits.

(c) Exhibits. See Exhibit Index.

Item 9.        Regulation FD Disclosure.

     The information in Exhibit 99.1 is incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 20, 2004

                                       REHABCARE GROUP, INC.



                                    By: /s/  Vincent L. Germanese
                                       -----------------------------------------
                                       Vincent L. Germanese,
                                       Senior Vice President,
                                       Chief Financial Officer
                                       and Secretary

                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press release dated July 19, 2004

                                                                    Exhibit 99.1

                    CONTACT: RehabCare Group, Inc.
                             Vincent L. Germanese, CFO
                             Betty Cammarata, Director-Investor Relations
                             Press: David Totaro, Senior Vice President,
                                Corporate Marketing & Communications
                             (314) 863-7422
                                    or
                             Financial Dynamics:
                             Gordon McCoun/Lanie Fladell
                             Press: Sean Leous
                             (212) 850-5600
For Immediate Release
July 19, 2004

                       REHABCARE RENEWS AGREEMENT WITH VHA

ST. LOUIS, MO, July 19, 2004--RehabCare Group, Inc. (NYSE:RHB) has announced a new three-year agreement with VHA Inc., effective July 1, 2004. Founded in 1977, VHA is an alliance of more than 2,200 not-for-profit hospitals, health systems, and affiliates across the United States. RehabCare is one of the nation's leading providers of therapy program management services to hospitals and long-term care facilities.

     RehabCare's relationship with VHA dates back to 1999. Currently, RehabCare has 55 service agreements with 43 VHA member organizations, accounting for a significant portion of RehabCare's hospital contracts.

     "This new agreement reaffirms our commitment to our current VHA clients and allows us to continue to tap into a powerful network of healthcare facilities," says Tom Davis, President of RehabCare's Hospital Rehabilitation Services division.

     Under the agreement, RehabCare will participate in executive roundtables and other opportunities to educate VHA members on post-acute services. Davis says the increasing number of hospital discharges that need continuing care emphasizes the growing importance of post-acute care management.

     "The scope of our expertise encompasses the entire post-acute continuum," says Davis. "With this new agreement, we will have additional means of communicating to VHA members our ability to deliver high-quality services, not only in inpatient and outpatient rehabilitation and skilled nursing facility settings, but in long-term acute care hospitals, subacute and specialty care units, and home health. We also will have greater opportunity to gather feedback from members on how we can better serve them in their particular market."

     Davis says RehabCare also has recently developed a variety of business relationship models in addition to its traditional contract management services, including capital assistance, bed leasing arrangements, and joint venture agreements.

     "RehabCare offers our members flexibility in relationship design and service options, as well as customized tools to achieve desired outcomes," says Jeff Hayes, Senior Vice President of Strategic Services for VHA. "In our five years together, our members have consistently given RehabCare high marks for customer service and value."

     Jeff Schaefer, RehabCare's Senior Director of Health Systems and Alliances, will function as company liaison with VHA. Schaefer says one of his objectives is to enhance relationships with VHA regional offices in RehabCare target markets through ongoing communication. "I want VHA regional staff to be able to spontaneously identify other members that could benefit from RehabCare services," he says.

     RehabCare Group, Inc., headquartered in St. Louis, Missouri, is a leading provider of program management services for hospital inpatient rehabilitation units and skilled nursing units, outpatient therapy programs, and contract therapy services in conjunction with more than 700 hospitals and skilled nursing facilities in 39 states, the District of Columbia, and Puerto Rico. RehabCare is pleased to be included in the Russell 2000 and Standard and Poor's Small Cap 600 Indices.

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